Financial Supplement Fourth Quarter 2018

Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other (1/2) 8 Operating Earnings (Loss) by Segment and Corporate and Other (2/2) 9 Assets Under Management and Administration 10 Sales Metrics by Segment 11 Select Metrics from Business Segments Individual Retirement Statements of Operating Earnings (Loss) and Summary Metrics 13 Select Operating Metrics 14 Group Retirement Statements of Operating Earnings (Loss) and Summary Metrics 15 Select Operating Metrics 16 Investment Management and Research Statements of Operating Earnings (Loss) and Summary Metrics 17 Select Operating Metrics 18 Net Flows 19 Protection Solutions Statements of Operating Earnings (Loss) and Summary Metrics 20 Select Operating Metrics 21 Investments Consolidated Investment Portfolio Composition 23 Consolidated Results of General Account Investment Portfolio 24 Additional Information Deferred Acquisition Costs Roll-forward 26 Use of Non-GAAP Financial Measures 27 Reconciliation of Non-GAAP Measures (1/3) 28 Reconciliation of Non-GAAP Measures (2/3) 29 Reconciliation of Non-GAAP Measures (3/3) 30 Capitalization of DAC Changes 31 Glossary of Selected Financial and Product Terms 32 Analyst Coverage, Ratings & Contact Information 33 This financial supplement should be read in conjunction with AXA Equitable Holdings, Inc.’s (“EQH”) Annual Report on Form 10-K for the year ended December 31, 2018. AXA Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.axaequitableholdings.com. All information included in this financial supplement is unaudited. This Financial Supplement includes information from prior periods which have been revised and/or restated. For additional details, please refer to our Form 10-K for the year ended December 31, 2018. 2

Consolidated Financials and Key Metrics 3

Key Metrics Summary

(in millions USD, except per share and O/S share amounts)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Change	Year Ended or As of 12/31/2017	12/31/2018	Change
Net income (loss)	$ 627	$ 337	$ 261	$ (443)	$ 1,999	218.8 %	$ 1,257	$ 2,154	71.4 %
Net income (loss) attributable to the noncontrolling interest	(144)	(123)	(97)	(53)	(61)	57.6 %	(423)	(334)	21.0 %
Net income (loss) attributable to Holdings	$ 483	$ 214	$ 164	$ (496)	$ 1,938	301.2 %	$ 834	$ 1,820	118.2 %
Non-GAAP Operating Earnings (1)	$ 921	$ 483	$ 486	$ 693	$ 504	(45.3)%	$ 2,035	$ 2,166	6.4 %
Total equity attributable to Holdings	$ 13,421	$ 13,547	$ 13,364	$ 12,411	$ 13,866	3.3 %	$ 13,421	$ 13,866	3.3 %
Less: Accumulated other comprehensive income (loss)	(108)	(946)	(1,310)	(1,595)	(1,396)	N/M	(108)	(1,396)	N/M
Total equity attributable to Holdings (ex. AOCI)	$ 13,529	$ 14,493	$ 14,674	$ 14,006	$ 15,262	12.8 %	$ 13,529	$ 15,262	12.8 %
Pro Forma Non-GAAP Operating ROE (1)(2)	12.0%	13.6%	13.6%	15.6%	14.9%		12.0%	14.9%	
Debt to capital:									
Debt to Capital			26.9%	27.9%	26.3%			26.3%	
Debt to Capital (ex. AOCI)			25.1%	25.5%	24.5%			24.5%	
Per share:									
Diluted earnings per share									
Net income (loss) attributable to Holdings	$ 0.86	$ 0.38	$ 0.29	$ (0.89)	$ 3.57	314.1 %	$ 1.48	$ 3.27	120.2 %
Non-GAAP Operating Earnings (1)	$ 1.64	$ 0.86	$ 0.87	$ 1.23	$ 0.93	(43.5)%	$ 3.63	$ 3.89	7.3 %
Book value per share	$ 23.92	$ 24.15	$ 23.82	$ 22.22	$ 26.22	9.6 %	$ 23.92	$ 26.22	9.6 %
Book value per share (ex. AOCI)	$ 24.12	$ 25.83	$ 26.16	$ 25.08	$ 28.86	19.7 %	$ 24.12	$ 28.86	19.7 %
Weighted-average common shares outstanding									
Basic	561.0	561.0	561.0	560.3	543.3	(3.1)%	561.0	556.4	(0.8)%
Diluted	561.0	561.0	561.1	560.3	543.7	(3.1)%	561.0	556.5	(0.8)%
Ending common shares outstanding	561.0	561.0	561.0	558.5	528.9	(5.7)%	561.0	528.9	(5.7)%
Return to Stockholders:									
Common stock dividend			$ —	$ 73	$ 69		$ —	$ 142	
Repurchase of common shares			—	57	592		—	649	
Total capital returned to stockholders			$ —	$ 130	$ 661		$ —	$ 791	
Market Values:									
S&P 500	2,674	2,641	2,718	2,914	2,507	(6.3)%	2,674	2,507	(6.3)%
US 10-Year Treasury	2.4%	2.7%	2.9%	3.1%	2.7%		2.4%	2.7%	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Calculated using Pro Forma Non-GAAP Operating Earnings, excluding impact of non-recurring items which occurred in the fourth quarter of 2017. Please see "Additional Information" for adjustments of non-recurring items.

4

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	Three Months Ended						Year Ended		
	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Change	12/31/2017	12/31/2018	Change
Revenues									
Policy charges and fee income	$ 883	$ 966	$ 964	$ 951	$ 943	6.8 %	$ 3,693	$ 3,824	3.5 %
Premiums	299	279	275	269	271	(9.4)%	1,124	1,094	(2.7)%
Net derivative gains (losses)	(18)	(236)	(46)	(2,006)	2,057	N/M	214	(231)	N/M
Net investment income (loss)	705	591	596	681	825	17.0 %	3,082	2,693	(12.6)%
Total investment gains (losses), net	(159)	102	(22)	(35)	(131)	17.6 %	(191)	(86)	55.0 %
Investment management and service fees	1,123	1,055	1,075	1,088	1,050	(6.5)%	4,093	4,268	4.3 %
Other income	89	117	124	135	140	57.3 %	445	516	16.0 %
Total revenues	2,922	2,874	2,966	1,083	5,155	76.4 %	12,460	12,078	(3.1)%
Benefits and other deductions									
Policyholders' benefits	466	594	900	318	1,103	136.7 %	4,366	2,915	(33.2)%
Interest credited to policyholders' account balances	252	271	268	278	273	8.3 %	995	1,090	9.5 %
Compensation and benefits	488	579	520	507	473	(3.1)%	1,980	2,079	5.0 %
Commissions and distribution related payments	289	291	287	286	296	2.4 %	1,081	1,160	7.3 %
Interest expense	45	46	60	65	60	33.3 %	160	231	44.4 %
Amortization of deferred policy acquisition costs	140	172	185	(182)	158	12.9 %	503	333	(33.8)%
Other operating costs and expenses	466	493	424	429	463	(0.6)%	2,069	1,809	(12.6)%
Total benefits and other deductions	2,146	2,446	2,644	1,701	2,826	31.7 %	11,154	9,617	(13.8)%
Income (loss) from operations, before income taxes	776	428	322	(618)	2,329	200.1 %	1,306	2,461	88.4 %
Income tax (expense) benefit	(149)	(91)	(61)	175	(330)	(121.5)%	(49)	(307)	(526.5)%
Net income (loss)	627	337	261	(443)	1,999	218.8 %	1,257	2,154	71.4 %
Less: net (income) loss attributable to the noncontrolling interest	(144)	(123)	(97)	(53)	(61)	57.6 %	(423)	(334)	21.0 %
Net income (loss) attributable to Holdings	$ 483	$ 214	$ 164	$ (496)	$ 1,938	301.2 %	$ 834	$ 1,820	118.2 %
Adjustments related to:									
Variable annuity product features	$ 369	$ 176	$ 249	$ 1,403	$ (1,898)		$ 1,107	$ (70)	
Investment gains (losses)	159	(102)	22	36	130		191	86	
Goodwill impairment	—	—	—	—	—		369	—	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	34	131	27	24	33		135	215	
Other adjustments	58	91	88	51	69		119	299	
Income tax (expense) benefit related to above adjustments	(198)	(55)	(75)	(331)	350		(644)	(111)	
Non-recurring tax items	16	28	11	6	(118)		(76)	(73)	
Non-GAAP Operating earnings (1)	$ 921	$ 483	$ 486	$ 693	$ 504		$ 2,035	$ 2,166	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification

5

Equitable Holdings

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018
	Balances as of				
Assets					
Total investments	$ 81,782	$ 78,883	$ 76,828	$ 78,942	$ 81,333
Cash and cash equivalents	4,814	6,091	6,833	4,777	4,469
Cash and securities segregated, at fair value	825	1,025	1,289	1,263	1,170
Broker-dealer related receivables	2,158	2,300	2,276	2,224	2,209
Deferred policy acquisition costs	5,919	6,243	6,285	6,736	6,745
Goodwill and other intangible assets, net	4,824	4,813	4,802	4,791	4,780
Amounts due from reinsurers	5,023	4,953	4,954	4,909	4,895
Loans to affiliates	1,230	885	—	—	—
GMIB reinsurance contract asset, at fair value	1,894	1,734	1,636	1,375	1,732
Current and deferred income taxes	84	232	52	321	—
Other assets	2,510	3,239	3,025	3,124	3,127
Separate Accounts assets	124,552	121,858	122,967	125,989	110,337
Total assets	$ 235,615	$ 232,256	$ 230,947	$ 234,451	$ 220,797
Liabilities					
Policyholders' account balances	$ 47,171	$ 47,666	$ 48,849	$ 50,066	$ 49,923
Future policy benefits and other policyholders' liabilities	30,330	29,566	29,298	29,504	30,998
Broker-dealer related payables	783	466	603	491	431
Securities sold under agreements to repurchase	1,887	1,904	1,850	1,900	573
Customers related payables	2,229	2,549	2,713	2,781	3,095
Amounts due to reinsurers	1,436	1,396	1,398	1,415	1,438
Short-term and long-term debt	2,408	2,373	4,922	4,806	4,955
Loans from affiliates	3,622	2,530	—	—	—
Income taxes payable	—	—	—	—	68
Other liabilities	4,053	4,342	3,350	3,485	3,360
Separate Accounts liabilities	124,552	121,858	122,967	125,989	110,337
Total liabilities	218,471	214,650	215,950	220,437	205,178
Redeemable noncontrolling interest	626	1,024	146	143	187
Equity					
Common stock	5	5	5	5	5
Capital in excess of par value	1,299	2,051	2,068	2,026	1,908
Treasury shares	—	—	—	(56)	(640)
Retained earnings	12,225	12,437	12,601	12,031	13,989
Accumulated other comprehensive income (loss)	(108)	(946)	(1,310)	(1,595)	(1,396)
Total equity attributable to Holdings	13,421	13,547	13,364	12,411	13,866
Noncontrolling interest	3,097	3,035	1,487	1,460	1,566
Total equity	16,518	16,582	14,851	13,871	15,432
Total liabilities, redeemable noncontrolling interest and equity	$ 235,615	$ 232,256	$ 230,947	$ 234,451	$ 220,797

6

Equitable Holdings

Consolidated Capital Structure

(in millions USD, unless otherwise indicated)	Balances as of 6/30/2018	Balances as of 9/30/2018	Balances as of 12/31/2018
Short and long-term debt			
Short-term debt			
AB commercial paper	$ 515	$ 398	$ 521
AB revolving credit facility	—	—	25
Total short-term debt	515	398	546
Total long-term debt	4,922	4,408	4,409
Total short-term and long-term debt: [A]	$ 5,437	$ 4,806	$ 4,955
Equity			
Common stock	$ 5	$ 5	$ 5
Capital in excess of par value	2,068	2,026	1,908
Treasury stock, at cost	—	(56)	(640)
Retained earnings	12,601	12,031	13,989
Accumulated other comprehensive income (loss)	(1,310)	(1,595)	(1,396)
Total equity attributable to Holdings	13,364	12,411	13,866
Noncontrolling interest	1,487	1,460	1,566
Total equity	$ 14,851	$ 13,871	$ 15,432
Total equity attributable to Holdings, ex. AOCI: [B]	$ 14,674	$ 14,006	$ 15,262
Capital			
Total capitalization	$ 18,801	$ 17,217	$ 18,821
Total capitalization ex. AOCI: [A+B]	$ 20,111	$ 18,812	$ 20,217
Debt to capital			
Debt to capital	26.9%	27.9%	26.3%
Debt to capital ex. AOCI	25.1%	25.5%	24.5%
Roll-forward of common shares outstanding (millions of shares)			
Beginning balance	561.0	561.0	558.5
Repurchases	—	(2.5)	(29.6)
Issuances	—	—	—
Ending basic common shares outstanding	561.0	558.5	528.9
Total potentially dilutive shares	—	—	—
Ending common shares outstanding - maximum potential dilution	561.0	558.5	528.9

7

Equitable Holdings

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

(in millions USD, unless otherwise indicated)	Three Months Ended December 31, 2018					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 505	$ 67	$ —	$ 541	$ 103	$ 1,216
Net investment income (loss)	248	157	(24)	254	98	733
Investment gains (losses), net including derivative gains (losses)	249	1	16	1	1	268
Investment Management, service fees and other income	179	49	817	57	85	1,187
Segment revenues	1,181	274	809	853	287	3,404
Benefits and other deductions						
Policyholders' benefits	465	1	—	484	155	1,105
Interest credited to policyholders' account balances	53	74	—	122	24	273
Commissions and distribution related payments	70	12	104	41	67	294
Amortization of deferred policy acquisition costs	87	11	—	61	12	171
Compensation and benefits and other operating costs and expenses	102	56	500	101	74	833
Interest expense	—	—	2	—	59	61
Segment benefits and other deductions	777	154	606	809	391	2,737
Operating earnings (loss), before income taxes	404	120	203	44	(104)	667
Income Taxes	(56)	(18)	(24)	(7)	10	(95)
Operating earnings (loss), before noncontrolling interest	348	102	179	37	(94)	572
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(72)	—	4	(68)
Operating earnings (loss)	$ 348	$ 102	$ 107	$ 37	$ (90)	$ 504
Average capital (1)	6,921	1,227		2,659		
Non-GAAP Operating ROC by segment (2)(3)(4)	22.5%	31.7%		7.4%		

	Three Months Ended December 31, 2017					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 556	$ 77	$ —	$ 436	$ 113	$ 1,182
Net investment income (loss)	256	137	28	243	75	739
Investment gains (losses), net including derivative gains (losses)	314	(2)	(4)	(4)	19	323
Investment Management, service fees and other income	190	45	885	52	39	1,211
Segment revenues	1,316	257	909	727	246	3,455
Benefits and other deductions						
Policyholders' benefits	585	—	—	(300)	196	481
Interest credited to policyholders' account balances	48	71	—	111	22	252
Commissions and distribution related payments	66	17	110	37	59	289
Amortization of deferred policy acquisition costs	(2)	16	—	111	7	132
Compensation and benefits and other operating costs and expenses	107	51	519	97	78	852
Interest expense	—	—	1	—	39	40
Segment benefits and other deductions	804	155	630	56	401	2,046
Operating earnings (loss), before income taxes	512	102	279	671	(155)	1,409
Income Taxes	(101)	(14)	(54)	(221)	59	(331)
Operating earnings (loss), before noncontrolling interest	411	88	225	450	(96)	1,078
Less: Operating (earnings) loss attributable to the noncontrolling interest	(3)	2	(151)	(2)	(3)	(157)
Operating earnings (loss)	$ 408	$ 90	$ 74	$ 448	$ (99)	$ 921
Average capital (1)	6,912	1,154		2,760		
Non-GAAP Operating ROC by segment (2)(3)(4)	18.1%	24.5%		5.2%		

Notes:

(1) For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $535 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 33%.

(3) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

(in millions USD, unless otherwise indicated)	Year Ended December 31, 2018					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 2,124	$ 271	$ —	$ 2,103	$ 420	$ 4,918
Net investment income (loss)	981	552	(10)	901	438	2,862
Investment gains (losses), net including derivative gains (losses)	197	2	12	5	6	222
Investment Management, service fees and other income	752	194	3,409	223	284	4,862
Segment revenues	4,054	1,019	3,411	3,232	1,148	12,864
Benefits and other deductions						
Policyholders' benefits	1,073	4	—	1,827	723	3,627
Interest credited to policyholders' account balances	229	290	—	481	90	1,090
Commissions and distribution related payments	291	42	427	142	258	1,160
Amortization of deferred policy acquisition costs	186	(7)	—	166	(1)	344
Compensation and benefits and other operating costs and	415	225	2,115	380	288	3,423
Interest expense	—	—	8	—	223	231
Segment benefits and other deductions	2,194	554	2,550	2,996	1,581	9,875
Operating earnings (loss), before income taxes	1,860	465	861	236	(433)	2,989
Income Taxes	(305)	(76)	(122)	(39)	70	(472)
Operating earnings (loss), before noncontrolling interest	1,555	389	739	197	(363)	2,517
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(358)	—	7	(351)
Operating earnings (loss)	$ 1,555	$ 389	$ 381	$ 197	$ (356)	$ 2,166

	Year Ended December 31, 2017					
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues						
Policy charges, fee income and premiums	$ 2,116	$ 248	$ —	$ 1,995	$ 458	$ 4,817
Net investment income (loss)	865	528	60	850	503	2,806
Investment gains (losses), net including derivative gains (losses)	654	(8)	(24)	—	18	640
Investment Management, service fees and other income	739	174	3,180	212	232	4,537
Segment revenues	4,374	942	3,216	3,057	1,211	12,800
Benefits and other deductions						
Policyholders' benefits	1,667	—	—	965	865	3,497
Interest credited to policyholders' account balances	174	282	—	466	73	995
Commissions and distribution related payments	281	38	415	134	214	1,082
Amortization of deferred policy acquisition costs	108	23	—	373	2	506
Compensation and benefits and other operating costs and	450	230	2,036	383	254	3,353
Interest expense	—	—	6	—	138	144
Segment benefits and other deductions	2,680	573	2,457	2,321	1,546	9,577
Operating earnings (loss), before income taxes	1,694	369	759	736	(335)	3,223
Income Taxes	(435)	(87)	(139)	(232)	124	(769)
Operating earnings (loss), before noncontrolling interest	1,259	282	620	504	(211)	2,454
Less: Operating (earnings) loss attributable to the noncontrolling interest	(7)	1	(409)	(2)	(2)	(419)
Operating earnings (loss)	$ 1,252	$ 283	$ 211	$ 502	$ (213)	$ 2,035

Notes

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings from this reclassification.

9

Assets Under Management and Administration Balances as of (in millions USD, except for AXA Headcount) 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 Assets Under Management AB AUM Total AB $ 554,491 $ 549,468 $ 539,800 $ 550,400 $ 516,353 Exclusion for General Account and other Affiliated Accounts (59,669) (58,130) (57,757) (58,339) (61,483) Exclusion for Separate Accounts (33,748) (32,683) (32,919) (33,968) (32,399) AB third party $ 461,074 $ 458,655 $ 449,124 $ 458,093 $ 422,471 Total company AUM AB third party $ 461,074 $ 458,655 $ 449,124 $ 458,093 $ 422,471 General Account and other Affiliated Accounts 86,596 84,974 83,661 83,719 85,802 Separate Accounts 124,552 121,858 122,967 125,989 110,337 Total AUM $ 672,222 $ 665,487 $ 655,752 $ 667,801 $ 618,610 Total Assets Under Administration (AUA) (1) $ 44,372 $ 44,750 $ 45,890 $ 47,785 $ 43,873 AXA Advisor Headcount Total Number of AXA Advisors 4,668 4,584 4,576 4,544 4,722 Notes: (1) AUA includes AXA Advisors Advisory and Brokerage AUA; AXA Advisors broker-dealer business is included in Corporate and Other. 10

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Change	Year Ended or As of 12/31/2017	12/31/2018	Change
Insurance Operations									
Individual Retirement									
First year premiums and deposits	$ 1,683	$ 1,619	$ 1,861	$ 1,897	$ 1,931	14.7 %	$ 7,095	$ 7,308	3.0 %
Renewal premium and deposits	102	87	78	82	80	(21.4)%	354	327	(7.6)%
Total Gross Premiums	$ 1,785	$ 1,706	$ 1,939	$ 1,979	$ 2,011	12.7 %	$ 7,449	$ 7,635	2.5 %
Group Retirement									
First year premiums and deposits	$ 387	$ 343	$ 351	$ 344	$ 390	0.8 %	$ 1,382	$ 1,428	3.4 %
Renewal premium and deposits	473	494	534	400	527	11.3 %	1,823	1,955	7.2 %
Total Gross Premiums	$ 860	$ 837	$ 885	$ 744	$ 917	6.6 %	$ 3,205	$ 3,383	5.5 %
Protection Solutions									
First year premiums and deposits	$ 120	$ 102	$ 125	$ 105	$ 119	(1.1)%	$ 430	$ 451	4.8 %
Renewal premium and deposits	648	652	642	632	651	0.5 %	2,592	2,577	(0.6)%
Total Gross Premiums	$ 768	$ 754	$ 767	$ 737	$ 770	0.2 %	$ 3,022	$ 3,028	0.2 %
Investment Management and Research (in billions USD)									
Gross Sales by distribution channel									
Institutional	$ 3.5	$ 14.8	$ 3.9	$ 3.7	$ 3.4	(2.3)%	$ 13.4	$ 25.8	93.4 %
Retail	12.9	14.9	11.6	12.6	15.1	17.1 %	53.8	54.2	0.7 %
Private Wealth Management	2.9	4.4	3.5	3.0	2.6	(11.9)%	11.5	13.5	17.0 %
Firmwide Gross Sales	$ 19.3	$ 34.1	$ 19.0	$ 19.3	$ 21.1	9.2 %	$ 78.7	$ 93.5	18.8 %
Gross sales by investment service									
Equity Active	$ 6.0	$ 10.9	$ 8.6	$ 8.7	$ 8.3	37.6 %	$ 21.9	$ 36.5	66.3 %
Equity Passive (1)	—	—	1.1	(0.1)	3.1		1.2	4.1	255.0 %
Fixed Income - Taxable	8.9	8.5	5.2	7.3	6.6	(26.2)%	41.1	27.6	(32.9)%
Fixed Income - Tax-Exempt	2.2	2.3	1.9	2.0	1.7	(23.7)%	7.9	7.9	0.1 %
Fixed Income Passive (1)	—	—	—	—	—		0.1	—	N/M
Other (2)	2.2	12.4	2.2	1.4	1.4	(34.1)%	6.5	17.4	166.9 %
Firmwide Gross Sales	$ 19.3	$ 34.1	$ 19.0	$ 19.3	$ 21.1	9.2 %	$ 78.7	$ 93.5	18.8 %

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

11

Business Segments: Operating Earnings Results and Metrics 12

Equitable Holdings

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Change	Year Ended or As of 12/31/2017	12/31/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 556	$ 529	$ 530	$ 560	$ 505	(9.2)%	$ 2,116	$ 2,124	0.4 %
Net investment income (loss)	256	228	258	247	248	(3.1)%	865	981	13.4 %
Investment gains (losses), net including derivative gains (losses)	314	(216)	95	69	249	(20.7)%	654	197	(69.9)%
Investment Management, service fees and other income	190	188	191	194	179	(5.8)%	739	752	1.8 %
Segment revenues	1,316	729	1,074	1,070	1,181	(10.3)%	4,374	4,054	(7.3)%
Benefits and other deductions									
Policyholders' benefits	585	(9)	305	312	465	(20.5)%	1,667	1,073	(35.6)%
Interest credited to policyholders' account balances	48	59	54	63	53	10.4 %	174	229	31.6 %
Commissions and distribution related payments	66	72	71	78	70	6.1 %	281	291	3.6 %
Amortization of deferred policy acquisition costs	(2)	44	50	5	87	N/M	108	186	72.2 %
Compensation and benefits, interest expense, and other operating costs and expenses	107	106	104	103	102	(4.7)%	450	415	(7.8)%
Segment benefits and other deductions	804	272	584	561	777	(3.3)%	2,680	2,194	(18.1)%
Operating earnings (loss), before income taxes	512	457	490	509	404	(21.1)%	1,694	1,860	9.8 %
Income taxes	(101)	(87)	(87)	(75)	(56)	44.6 %	(435)	(305)	29.9 %
Operating earnings (loss), before noncontrolling interest	411	370	403	434	348	(15.3)%	1,259	1,555	23.5 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(3)	(2)	2	—	—	100.0 %	(7)	—	100.0 %
Operating earnings (loss)	$ 408	$ 368	$ 405	$ 434	$ 348	(14.7)%	$ 1,252	$ 1,555	24.2 %
Summary Metrics									
Non-GAAP Operating ROC (1)(2)	18.1%	20.2%	20.8%	22.9%	22.5%		18.1%	22.5%	
Average Account Value (3)	$ 102,180	$ 102,606	$ 102,451	$ 104,429	$ 100,166	(2.0)%	$ 98,514	$ 99,006	0.5 %
Return on assets (4)	1.66%	1.82%	1.87%	1.88%	1.86%		1.72%	1.88%	
Net flows	$ (314)	$ (462)	$ (149)	$ (258)	$ (329)	(4.8)%	(68)	(1,198)	N/M
Current Product Offering	$ 788	$ 579	$ 867	$ 749	$ 718	(8.9)%	(68)	2,913	N/M
Fixed Rate	$ (1,102)	$ (1,041)	$ (1,016)	$ (1,007)	$ (1,047)	5.0 %	—	(4,111)	
First year premiums and deposits	$ 1,683	$ 1,619	$ 1,861	$ 1,897	$ 1,931	14.7 %	7,095	7,308	3.0 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(3) Average Account Value calculated as the sum of total Account Value balance as of beginning of period and total Account Value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average Account Value.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

13

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Year Ended or As of 12/31/2017	12/31/2018
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 799	$ 775	$ 999	$ 1,064	$ 1,088	$ 3,781	$ 3,926
Retirement Cornerstone	667	627	625	607	620	2,522	2,479
Investment Edge	127	132	138	133	134	418	537
Other	90	85	99	93	89	374	366
Total First Year Premiums	$ 1,683	$ 1,619	$ 1,861	$ 1,897	$ 1,931	$ 7,095	$ 7,308
First Year Premiums by Guarantee:							
Non-GMxB	$ 1,065	$ 1,003	$ 1,234	$ 1,209	$ 1,194	$ 4,622	$ 4,640
ROP death benefit only	51	78	80	161	177	276	496
Total non-GMxB & ROP death benefit only	1,116	1,081	1,314	1,370	1,371	4,898	5,136
Floating rate GMxB	559	525	537	519	543	2,108	2,124
Fixed rate GMxB	8	13	10	8	17	89	48
Total First Year Premiums	$ 1,683	$ 1,619	$ 1,861	$ 1,897	$ 1,931	$ 7,095	$ 7,308
Account Values							
General Account:							
Balance as of beginning of period	$ 18,297	$ 19,059	$ 19,479	$ 20,470	$ 21,403	$ 15,384	$ 19,059
Gross premiums	958	793	1,138	1,045	1,069	4,131	4,045
Surrenders, withdrawals and benefits	(476)	(461)	(452)	(515)	(577)	(1,536)	(2,005)
Net flows	482	332	686	530	492	2,595	2,040
Investment performance, interest credited and policy charges	280	88	305	403	(1,264)	1,080	(468)
Balance as of end of period	$ 19,059	$ 19,479	$ 20,470	$ 21,403	$ 20,631	$ 19,059	$ 20,631
Separate Accounts:							
Balance as of beginning of period	$ 82,639	$ 84,364	$ 82,310	$ 82,643	$ 84,341	$ 78,220	$ 84,364
Gross premiums	977	993	918	946	991	3,655	3,848
Surrenders, withdrawals and benefits	(1,773)	(1,787)	(1,753)	(1,734)	(1,812)	(6,318)	(7,086)
Net flows	(796)	(794)	(835)	(788)	(821)	(2,663)	(3,238)
Investment performance, interest credited and policy charges	2,521	(1,260)	1,168	2,486	(9,562)	8,807	(7,168)
Balance as of end of period	$ 84,364	$ 82,310	$ 82,643	$ 84,341	$ 73,958	$ 84,364	$ 73,958
Total:							
Balance as of beginning of period	$ 100,936	$ 103,423	$ 101,789	$ 103,113	$ 105,744	$ 93,604	$ 103,423
Gross premiums (1)	1,935	1,786	2,056	1,991	2,060	7,786	7,893
Surrenders, withdrawals and benefits	(2,249)	(2,248)	(2,205)	(2,249)	(2,389)	(7,854)	(9,091)
Net flows	(314)	(462)	(149)	(258)	(329)	(68)	(1,198)
Investment performance, interest credited and policy charges	2,801	(1,172)	1,473	2,889	(10,826)	9,887	(7,636)
Balance as of end of period	$ 103,423	$ 101,789	$ 103,113	$ 105,744	$ 94,589	$ 103,423	$ 94,589
Net Amount at Risk (NAR)							
Total GMIB NAR	$ 6,032	$ 6,002	$ 5,961	$ 5,508	$ 8,572	$ 6,032	$ 8,572
Total GMDB NAR	16,875	18,029	18,087	17,584	23,273	16,875	23,273
Reserves (Net of Reinsurance)							
GMIB Reserves	$ 7,010	$ 6,611	$ 6,429	$ 6,391	$ 7,349	$ 7,010	$ 7,349
GMDB Reserves	3,947	3,942	4,004	4,412	4,545	3,947	4,545
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$ 10,957	$ 10,553	$ 10,433	$ 10,803	$ 11,894	$ 10,957	$ 11,894

Notes

(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

14

Equitable Holdings

Group Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Change	Year Ended or As of 12/31/2017	12/31/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 77	$ 64	$ 70	$ 70	$ 67	(13.0)%	$ 248	$ 271	9.3 %
Net investment income (loss)	137	131	124	140	157	14.6 %	528	552	4.5 %
Investment gains (losses), net including derivative gains (losses)	(2)	(1)	2	—	1	150.0 %	(8)	2	125.0 %
Investment Management, service fees and other income	45	44	49	52	49	8.9 %	174	194	11.5 %
Segment revenues	257	238	245	262	274	6.6 %	942	1,019	8.2 %
Benefits and other deductions									
Policyholder benefits	—	—	—	3	1		—	4	
Interest credited to policyholders' account balances	71	70	74	72	74	4.2 %	282	290	2.8 %
Commissions and distribution related payments	17	10	12	8	12	(29.4)%	38	42	10.5 %
Amortization of deferred policy acquisition costs	16	11	6	(35)	11	(31.3)%	23	(7)	(130.4)%
Compensation and benefits, interest expense, and other operating costs and expenses	51	54	59	56	56	9.8 %	230	225	(2.2)%
Segment benefits and other deductions	155	145	151	104	154	(0.6)%	573	554	(3.3)%
Operating earnings (loss), before income taxes	102	93	94	158	120	17.6 %	369	465	26.0 %
Income taxes	(14)	(17)	(17)	(24)	(18)	(28.6)%	(87)	(76)	12.6 %
Operating earnings (loss), before noncontrolling interest	88	76	77	134	102	15.9 %	282	389	37.9 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	2	—	—	—	—	(100.0)%	1	—	(100.0)%
Operating earnings (loss)	$ 90	$ 76	$ 77	$ 134	$ 102	13.3 %	$ 283	$ 389	37.5 %
Summary Metrics									
Non-GAAP Operating ROC (1)(2)	24.5%	25.8%	27.5%	31.2%	31.7%		24.5%	31.7%	
Average Account Value (3)	$ 33,382	$ 33,912	$ 34,284	$ 35,113	$ 33,989	1.8 %	$ 32,022	$ 33,154	3.5 %
Return on assets (4)	1.11%	1.12%	1.19%	1.27%	1.37%		1.15%	1.40%	
Net flows	$ 20	$ 101	$ 151	$ (100)	$ (56)	(380.7)%	$ 267	$ 96	(64.1)%
Gross premiums	$ 860	$ 837	$ 885	$ 744	$ 917	6.6 %	$ 3,205	$ 3,383	5.5 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(3) Average Account Value calculated as the sum of total Account Value balance as of beginning of period and total Account Value balance as of end of period, divided by two.

(4) Return on assets calculated using trailing twelve months operating earnings, before income taxes and average Account Value.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

15

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Year Ended or As of 12/31/2017	12/31/2018
Sales Metrics							
Gross premiums:							
First-year premiums	$ 387	$ 343	$ 351	$ 344	$ 390	$ 1,382	$ 1,428
Renewal premiums	473	494	534	400	527	1,823	1,955
Group Retirement premiums	$ 860	$ 837	$ 885	$ 744	$ 917	$ 3,205	$ 3,383
Gross premiums by market:							
Tax-exempt	$ 260	$ 207	$ 212	$ 225	$ 267	$ 872	$ 911
Corporate	115	122	133	111	113	470	479
Other	12	14	6	8	10	40	38
Total First Year Premiums	387	343	351	344	390	1,382	1,428
Tax-exempt	355	357	399	286	408	1,330	1,450
Corporate	72	84	82	77	76	293	319
Other	46	53	53	37	43	200	186
Total renewal premiums	473	494	534	400	527	1,823	1,955
Group Retirement premiums by market	$ 860	$ 837	$ 885	$ 744	$ 917	$ 3,205	$ 3,383
Account Values							
General Account:							
Balance as of beginning of period	$ 11,316	$ 11,319	$ 11,393	$ 11,502	$ 11,587	$ 10,999	$ 11,319
Gross premiums	257	259	283	290	339	1,082	1,171
Surrenders, withdrawals and benefits	(323)	(254)	(248)	(284)	(355)	(1,051)	(1,141)
Net flows	(66)	5	35	6	(16)	31	30
Investment performance, interest credited and policy charges	69	69	74	79	48	289	270
Balance as of end of period	$ 11,319	$ 11,393	$ 11,502	$ 11,587	$ 11,619	$ 11,319	$ 11,619
Separate Accounts:							
Balance as of beginning of period	$ 21,541	$ 22,587	$ 22,525	$ 23,147	$ 23,989	$ 19,139	$ 22,587
Gross premiums	603	578	602	454	578	2,123	2,212
Surrenders, withdrawals and benefits	(517)	(482)	(486)	(560)	(618)	(1,887)	(2,146)
Net flows	86	96	116	(106)	(40)	236	66
Investment performance, interest credited and policy charges	960	(158)	506	948	(3,167)	3,212	(1,871)
Balance as of end of period	$ 22,587	$ 22,525	$ 23,147	$ 23,989	$ 20,782	$ 22,587	$ 20,782
Total:							
Balance as of beginning of period	$ 32,857	$ 33,906	$ 33,918	$ 34,649	$ 35,576	$ 30,138	$ 33,906
Gross premiums	860	837	885	744	917	3,205	3,383
Surrenders, withdrawals and benefits	(840)	(736)	(734)	(844)	(973)	(2,938)	(3,287)
Net flows	20	101	151	(100)	(56)	267	96
Investment performance, interest credited and policy charges	1,029	(89)	580	1,027	(3,119)	3,501	(1,601)
Balance as of end of period	$ 33,906	$ 33,918	$ 34,649	$ 35,576	$ 32,401	$ 33,906	$ 32,401

16

Equitable Holdings

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Change	Year Ended or As of 12/31/2017	12/31/2018	Change
Revenues									
Net investment income (loss)	$ 28	$ 3	$ 4	$ 7	$ (24)	(185.7)%	$ 60	$ (10)	(116.7)%
Investment gains (losses), net including derivative gains (losses)	(4)	2	—	(6)	16	500.0 %	(24)	12	150.0 %
Investment Management, service fees and other income	885	904	838	850	817	(7.7)%	3,180	3,409	7.2 %
Segment Revenues	909	909	842	851	809	(11.0)%	3,216	3,411	6.1 %
Benefits and other deductions									
Commissions and distribution related payments	110	110	106	107	104	(5.5)%	415	427	2.9 %
Compensation and benefits and other operating costs and expenses	519	562	513	540	500	(3.7)%	2,036	2,115	3.9 %
Interest expense	1	2	2	2	2	100.0 %	6	8	33.3 %
Total benefits and other deductions	630	674	621	649	606	(3.8)%	2,457	2,550	3.8 %
Operating earnings (loss), before income taxes	279	235	221	202	203	(27.2)%	759	861	13.4 %
Income taxes	(54)	(27)	(41)	(30)	(24)	55.6 %	(139)	(122)	12.2 %
Operating earnings (loss), before noncontrolling interest	225	208	180	172	179	(20.4)%	620	739	19.2 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(151)	(127)	(83)	(76)	(72)	52.3 %	(409)	(358)	12.5 %
Operating earnings (loss)	$ 74	$ 81	$ 97	$ 96	$ 107	44.6 %	$ 211	$ 381	80.6 %
Summary Metrics									
Adjusted operating margin (1)	35.2%	30.1%	27.3%	29.7%	29.3%		27.7%	29.1%	
Net flows (in billions USD)	$ 4.2	$ (2.4)	$ (7.7)	$ 1.3	$ 0.8		$ 13.2	$ (8.1)	
Total AUM (in billions USD)	$ 554.5	$ 549.5	$ 539.8	$ 550.4	$ 516.4		$ 554.5	$ 516.4	
Ownership Structure of AB									
AXA and its subsidiaries	63.3%	63.0%	63.3%	63.7%	63.6%		63.3%	63.6%	
AB Holding	35.5%	35.8%	35.9%	35.5%	35.6%		35.5%	35.6%	
Unaffiliated holders	1.2%	1.2%	0.8%	0.8%	0.8%		1.2%	0.8%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	
AXA and its subsidiaries total economic interest	64.7%	64.4%	64.7%	65.1%	65.2%		64.7%	65.2%	
o/w EQH total economic interest	46.7%	46.5%	64.7%	65.1%	65.2%		46.7%	65.2%	
Units of limited partnership outstanding (in millions)	268.7	269.8	270.2	268.6	268.9		268.7	268.9	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

17

Equitable Holdings

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018
AUM Roll-forward					
Balance as of beginning of period	$ 534.9	$ 554.5	$ 549.5	$ 539.8	$ 550.4
Sales/new accounts	19.3	34.1	19.0	19.3	21.2
Redemptions/terminations	(14.0)	(31.2)	(23.3)	(13.3)	(19.7)
Cash flow/un-reinvested dividends	(1.1)	(5.3)	(3.4)	(4.7)	(0.7)
Net long-term (outflows) inflows	4.2	(2.4)	(7.7)	1.3	0.8
Market appreciation	15.4	(2.6)	(2.0)	9.3	(34.8)
Balance as of end of period	$ 554.5	$ 549.5	$ 539.8	$ 550.4	$ 516.4
Ending Assets by distribution channel					
Institutions	$ 269.3	$ 265.0	$ 254.4	$ 257.0	$ 246.3
Retail	192.9	191.0	190.3	196.3	180.8
Private Wealth Management	92.3	93.5	95.1	97.1	89.3
Total	$ 554.5	$ 549.5	$ 539.8	$ 550.4	$ 516.4
Ending Assets by investment service					
Equity					
Actively Managed	$ 139.4	$ 142.5	$ 147.2	$ 155.9	$ 136.2
Passively Managed (1)	54.3	52.2	53.8	56.0	50.2
Total Equity	$ 193.7	$ 194.7	$ 201.0	$ 211.9	$ 186.4
Fixed Income					
Actively Managed	$ 288.3	$ 277.9	$ 267.5	$ 266.8	$ 261.4
Passively Managed (1)	9.9	10.0	10.1	9.9	9.4
Total Fixed Income	298.2	287.9	277.6	276.7	270.8
Total Other (2)	62.6	66.9	61.2	61.8	59.2
Total	$ 554.5	$ 549.5	$ 539.8	$ 550.4	$ 516.4

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

18

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Year Ended or As of 12/31/2017	12/31/2018
Net Flows by Distribution Channel							
Institutions							
US	$ 1.6	$ (5.6)	$ (0.7)	$ (1.2)	$ 3.6	$ (1.0)	$ (3.9)
Global and Non-US	1.4	2.8	(7.3)	1.0	(2.6)	4.6	(6.1)
Total Institutions	$ 3.0	$ (2.8)	$ (8.0)	$ (0.2)	$ 1.0	$ 3.6	$ (10.0)
Retail							
US	0.7	0.2	1.0	2.6	2.9	(1.1)	6.7
Global and Non-US	0.3	(1.5)	(1.6)	(1.4)	(2.2)	10.0	(6.7)
Total Retail	$ 1.0	$ (1.3)	$ (0.6)	$ 1.2	$ 0.7	$ 8.9	$ —
Private Wealth							
US	(0.1)	0.8	0.2	(0.2)	(0.8)	(0.2)	—
Global and Non-US	0.3	0.9	0.7	0.5	(0.2)	0.9	1.9
Total Private Wealth	$ 0.2	$ 1.7	$ 0.9	$ 0.3	$ (1.0)	$ 0.7	$ 1.9
Total Net Flows by Distribution Channel	$ 4.2	$ (2.4)	$ (7.7)	$ 1.3	$ 0.7	$ 13.2	$ (8.1)
Net Flows by Investment Service							
Equity Active							
US	$ (0.9)	$ (1.5)	$ 1.2	$ 1.3	$ 1.6	$ (3.6)	$ 2.6
Global and Non-US	0.9	4.4	2.2	1.6	—	4.4	8.2
Total Equity Active	$ —	$ 2.9	$ 3.4	$ 2.9	$ 1.6	$ 0.8	$ 10.8
Equity Passive (1)							
US	$ (1.2)	$ (1.1)	$ 0.1	$ (1.1)	$ 2.6	$ (2.9)	$ 0.5
Global and Non-US	(0.2)	(0.4)	0.2	(0.1)	(0.4)	(1.4)	(0.7)
Total Equity Passive (1)	$ (1.4)	$ (1.5)	$ 0.3	$ (1.2)	$ 2.2	$ (4.3)	$ (0.2)
Fixed Income - Taxable							
US	$ 2.8	$ (4.4)	$ (1.8)	$ 0.5	$ 2.5	$ 2.7	$ (3.2)
Global and Non-US	0.1	(5.2)	(4.1)	(1.0)	(5.9)	10.1	(16.2)
Total Fixed Income - Taxable	$ 2.9	$ (9.6)	$ (5.9)	$ (0.5)	$ (3.4)	$ 12.8	$ (19.4)
Fixed Income - Tax-Exempt							
US	$ 0.9	$ 0.8	$ 0.3	$ 0.4	$ (0.7)	$ 1.9	$ 0.8
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Taxable	$ 0.9	$ 0.8	$ 0.3	$ 0.4	$ (0.7)	$ 1.9	$ 0.8
Fixed Income - Passive (1)							
US	$ —	$ 0.1	$ 0.2	$ —	$ (0.4)	$ (1.5)	$ (0.1)
Global and Non-US	—	—	—	(0.1)	(0.1)	(0.2)	$ (0.2)
Total Fixed Income - Passive (1)	$ —	$ 0.1	$ 0.2	$ (0.1)	$ (0.5)	$ (1.7)	$ (0.3)
Other (2)							
US	$ 0.6	$ 1.5	$ 0.6	$ 0.1	$ —	$ 1.1	$ 2.2
Global and Non-US	1.2	3.4	(6.6)	(0.3)	1.5	2.6	(2.0)
Total Other (2)	$ 1.8	$ 4.9	$ (6.0)	$ (0.2)	$ 1.5	$ 3.7	$ 0.2
Total Net Flows by Investment Service	$ 4.2	$ (2.4)	$ (7.7)	$ 1.3	$ 0.7	$ 13.2	$ (8.1)
Active vs. Passive Net Flows							
Actively Managed							
Equity	$ —	$ 2.9	$ 3.4	$ 2.9	$ 1.6	$ 0.8	$ 10.8
Fixed Income	3.8	(8.8)	(5.6)	(0.1)	(4.1)	14.7	(18.6)
Other (2)	1.7	4.8	(6.0)	(0.3)	1.4	3.6	(0.1)
Total	$ 5.5	$ (1.1)	$ (8.2)	$ 2.5	$ (1.1)	$ 19.1	$ (7.9)
Passively Managed (1)							
Equity	$ (1.4)	$ (1.5)	$ 0.3	$ (1.2)	$ 2.2	$ (4.3)	$ (0.2)
Fixed Income	—	0.1	0.2	(0.1)	(0.5)	(1.7)	(0.3)
Other (2)	0.1	0.1	—	0.1	0.1	0.1	0.3
Total	$ (1.3)	$ (1.3)	$ 0.5	$ (1.2)	$ 1.8	$ (5.9)	$ (0.2)
Total Active vs Passive Net Flows	$ 4.2	$ (2.4)	$ (7.7)	$ 1.3	$ 0.7	$ 13.2	$ (8.1)

Notes:

(1) Includes index and enhanced index services

(2) Includes certain multi-asset solutions and services and certain alternative investments

19

AXA Equitable Holdings

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of						Year Ended or As of		
	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Change	12/31/2017	12/31/2018	Change
Revenues									
Policy charges, fee income and premiums	$ 436	$ 540	$ 537	$ 485	$ 541	24.1 %	$ 1,995	$ 2,103	5.4 %
Net investment income (loss)	243	220	194	233	254	4.5 %	850	901	6.0 %
Investment gains (losses), net including derivative gains (losses)	(4)	(1)	3	2	1	125.0 %	—	5	
Investment Management, service fees and other income	52	55	56	55	57	9.6 %	212	223	5.2 %
Segment revenues	727	814	790	775	853	17.3 %	3,057	3,232	5.7 %
Benefits and other deductions									
Policyholders' benefits	(300)	409	419	515	484	261.3 %	965	1,827	89.3 %
Interest credited to policyholders' account balances	111	122	120	117	122	9.9 %	466	481	3.2 %
Commissions and distribution related payments	37	32	39	30	41	10.8 %	134	142	6.0 %
Amortization of deferred policy acquisition costs	111	113	133	(141)	61	(45.0)%	373	166	(55.5)%
Compensation and benefits and other operating costs and expenses	97	96	94	89	101	4.1 %	383	380	(0.8)%
Segment benefits and other deductions	56	772	805	610	809	N/M	2,321	2,996	29.1 %
Operating earnings (loss), before income taxes	671	42	(15)	165	44	(93.4)%	736	236	(67.9)%
Income taxes	(221)	(7)	3	(28)	(7)	96.8 %	(232)	(39)	83.2 %
Operating earnings (loss), before noncontrolling interest	450	35	(12)	137	37	(91.8)%	504	197	(60.9)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(2)	—	—	—	—	100.0 %	(2)	—	100.0 %
Operating earnings (loss)	$ 448	$ 35	$ (12)	$ 137	$ 37	(91.7)%	$ 502	$ 197	(60.8)%
Summary Metrics									
Non-GAAP Operating ROC (1)(2)(3)	5.2 %	5.2%	4.2%	9.6%	7.4%		5.2%	7.4%	
Benefit ratio (4)	(26.0)%	65.2%	68.2%	81.5%	71.0%				
Gross written premiums	$ 768	$ 754	$ 767	$ 737	770	0.2 %	$ 3,022	$ 3,028	0.2 %
Annualized premiums	$ 61	$ 56	$ 67	$ 56	67	9.8 %	$ 228	$ 246	7.9 %
Total in-force face amount (in billions USD)	$ 446	$ 445	$ 444	$ 443	442	(0.8)%	$ 446	$ 442	(0.8)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" section of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Protection Solutions Non-GAAP Operating ROC excludes impact of certain one-time items. Total post-tax adjustment to operating earnings was determined by multiplying approximately $535 million total pre-tax adjustments in policyholders' benefits, DAC amortization (net) and policy charges, fee income and premiums by a tax rate of 33%.

(3) Non-GAAP Operating ROC is calculated by dividing trailing twelve months operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI. For average capital by segment, capital components pertaining to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic conditions.

(4) Benefit ratio is calculated as sum of policyholders' benefits and interest credited to policyholders' account balances dividend by segment revenues.

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

20

Protection Solutions - Select Operating Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended or As of 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Year Ended or As of 12/31/2017	12/31/2018
Sales Metrics							
First Year Premiums by Product Line:							
Universal Life	$ —	$ 1	$ 1	$ 1	$ —	$ 4	$ 3
Indexed Universal Life	58	48	65	51	52	218	216
Variable Universal Life	45	39	43	40	54	163	176
Term	5	4	5	5	5	19	19
Employee Benefits	13	10	11	8	7	25	36
Other (1)	(1)	—	—	—	1	1	1
Total	$ 120	$ 102	$ 125	$ 105	$ 119	$ 430	$ 451
Renewals by Product Line:							
Universal Life	$ 221	$ 220	$ 230	$ 237	$ 231	$ 913	$ 918
Indexed Universal Life	48	55	56	55	58	189	224
Variable Universal Life	239	242	225	213	224	958	904
Term	130	126	122	114	121	504	483
Employee Benefits	1	3	4	7	10	1	24
Other (1)	9	6	5	6	7	27	24
Total	$ 648	$ 652	$ 642	$ 632	$ 651	$ 2,592	$ 2,577
Total Gross Premiums	$ 768	$ 754	$ 767	$ 737	$ 770	$ 3,022	$ 3,028
In-force Metrics							
In-force Face Amount by Product (2) (in billions):							
Universal Life (3)	$ 59	$ 58	$ 58	$ 57	$ 56	$ 59	$ 56
Indexed Universal Life	20	21	22	22	23	20	23
Variable Universal Life (4)	129	129	128	128	127	129	127
Term	236	235	234	234	235	236	235
Whole Life	2	2	2	2	1	2	1
Total	$ 446	$ 445	$ 444	$ 443	$ 442	$ 446	$ 442
In-force Policy Count by Product (2) (in thousands):							
Universal Life (3)	$ 188	$ 185	$ 181	$ 180	$ 177	$ 188	$ 177
Indexed Universal Life	45	47	48	50	52	45	52
Variable Universal Life (4)	316	314	312	309	307	316	307
Term	340	338	336	335	333	340	333
Whole Life	20	20	19	19	19	20	19
Total	$ 909	$ 904	$ 896	$ 893	$ 888	$ 909	$ 888
Protection Solutions Reserves (5)							
General Account	$ 17,296	$ 17,338	$ 17,407	$ 17,564	$ 17,562	$ 17,296	$ 17,562
Separate Accounts	12,643	12,396	12,597	13,055	11,393	12,643	11,393
Total	$ 29,939	$ 29,734	$ 30,004	$ 30,619	$ 28,955	$ 29,939	$ 28,955

Notes:

(1) For the individual life insurance premiums, other includes Whole Life insurance and other products available for sale but not actively marketed.

(2) Does not include life insurance sold as part of our employee benefits business as it is a start-up business with a limited amount of in-force policies.

(3) Universal Life includes guaranteed Universal Life insurance products.

(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

(5) Does not include our employee benefits business as it is a start-up business and therefore has immaterial in-force policies.

21

Investments 22

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)	Balances as of			
	12/31/2017		12/31/2018	
	Amount	% of Total	Amount	% of Total
Composition of investment portfolio				
Fixed maturities, available for sale, at fair value	$ 46,941	54.2%	$ 46,279	53.9%
Mortgage loans on real estate	10,952	12.6%	11,835	13.8%
Policy loans	3,819	4.4%	3,779	4.4%
Real estate held for the production of income	390	0.5%	52	0.1%
Other equity investments	1,392	1.6%	1,334	1.6%
Other invested assets	4,118	4.8%	2,037	2.4%
Subtotal investment assets	67,612	78.1%	65,316	76.1%
Trading securities	14,170	16.4%	16,017	18.7%
Total investments	81,782	94.4%	81,333	94.8%
Cash and cash equivalents	4,814	5.6%	4,469	5.2%
Total	$ 86,596	100.0%	$ 85,802	100.0%
General Account Fixed maturities by industry				
Corporate securities:				
Finance	$ 5,824	12.7%	$ 6,343	13.7%
Manufacturing	7,546	17.0%	9,123	19.6%
Utilities	4,032	8.8%	4,413	9.5%
Services	3,307	7.2%	4,317	9.3%
Energy	1,980	4.3%	2,347	5.1%
Retail and wholesale	1,404	3.1%	2,163	4.7%
Transportation	957	2.1%	1,357	2.9%
Other	128	0.3%	171	0.4%
Total corporate securities	25,178	55.0%	30,234	65.1%
U.S. government	17,744	38.8%	13,989	30.1%
Residential mortgage-backed	797	1.7%	225	0.5%
Preferred stock	470	1.0%	448	1.0%
State & municipal	422	0.9%	415	0.9%
Foreign governments	395	0.9%	524	1.1%
Asset-backed securities	745	1.6%	612	1.3%
Total	$ 45,751	100.0%	$ 46,447	100.0%
General Account Fixed maturities credit quality (1)				
Aaa, Aa, A	33,493	73.2%	30,805	66.3%
Baa	11,131	24.3%	14,541	31.3%
Investment grade	44,624	97.5%	45,346	97.6%
Ba	662	1.4%	589	1.3%
B	434	0.9%	489	1.1%
Caa	20	—%	18	—%
Ca, C	11	—%	5	—%
Below investment grade	1,127	2.5%	1,101	2.4%
Total	$ 45,751	100.0%	$ 46,447	100.0%

Notes:

(1) Credit quality based on NAIC rating.

23

Consolidated Results of General Account Investment Portfolio Year Ended or As of (in millions USD, unless otherwise indicated) 12/31/2018 12/31/2017 Yield Amount (1) Yield Amount (1) Fixed Maturities Income (loss) 3.86% $ 1,732 3.77% $ 1,628 Ending assets 46,447 45,751 Mortgages: Income (loss) 4.26% 494 4.38% 454 Ending assets 11,835 10,952 Real Estate Held for Production of Income: Income (loss) (5.29)% (6) 1.30% 2 Ending assets 52 390 Other Equity Investments: Income (loss) 10.08% 133 14.37% 169 Ending assets 1,354 1,289 Policy Loans: Income 5.71% 215 5.77% 221 Ending assets 3,779 3,819 Cash and Short-term Investments: Income 0.49% 21 0.65% 32 Ending assets 3,332 4,539 Repurchase and Funding agreements: Interest expense and other (104) (71) Ending (liabilities) (4,561) (4,882) Total invested Assets: Income 4.06% 2,485 4.12% 2,435 Ending assets 62,238 61,858 Short Duration Fixed Maturities: Income (loss) 2.49% 333 2.00% 206 Ending assets 14,818 11,945 Total: Investment income 3.78% 2,818 3.81% 2,641 Less: investment fees (0.08)% (62) (0.08)% (59) Investment income, net 3.70% $ 2,756 3.73% $ 2,582 General Account Ending Net Assets $ 77,056 $ 73,803 Operating Earnings adjustments: Repurchase and Funding Agreements interest expense 104 71 AB and other non-General Account investment income 2 153 Operating Net investment income (loss) $ 2,862 $ 2,806 Notes: (1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions. 24

Additional Information 25

Deferred Acquisition Costs Roll-forward and Reclassification of DAC Capitalization Three Months Ended or As of Year Ended or As of (in millions USD, unless otherwise indicated) 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 12/31/2017 12/31/2018 Deferred Acquisition Costs Balance as of beginning of period $ 6,090 $ 5,919 $ 6,245 $ 6,285 $ 6,736 $ 6,049 $ 5,919 Capitalization of commissions, sales and issue expenses 173 161 171 180 189 687 701 Amortization (139) (171) (186) 183 (159) (503) (333) Change in unrealized investment gains and losses (205) 336 55 88 (21) (314) 458 Balance as of end of period $ 5,919 $ 6,245 $ 6,285 $ 6,736 $ 6,745 $ 5,919 $ 6,745 Deferred Acquisition Costs by segment and Corporate and Other Individual Retirement $ 2,988 $ 3,039 $ 3,089 $ 3,171 $ 3,229 $ 2,988 $ 3,229 Group Retirement 519 554 578 640 657 519 657 Protection Solutions 2,352 2,538 2,471 2,757 2,706 2,352 2,706 Corporate and Other 60 114 147 168 153 60 153 Total $ 5,919 $ 6,245 $ 6,285 $ 6,736 $ 6,745 $ 5,919 $ 6,745 26

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Pro Forma Non-GAAP Operating ROE, and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, Book value per share, excluding AOCI, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP measures, provides a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. In the first quarter of 2018, the Company revised its Non-GAAP Operating Earnings definition as it relates to the treatment of certain elements of the profitability of its variable annuity products with indexed-linked features to align to the treatment of its variable annuity products with GMxB features. In addition, adjustments for variable annuity products with index-linked features previously included within Other adjustments in the calculation of Non-GAAP Operating Earnings are now included with the adjustments for variable annuity products with GMxB features in the broader adjustment category, Variable annuity product features. The presentations of Non-GAAP Operating Earnings in prior periods were revised to reflect this change in definition. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: • Items related to Variable Annuity product features which include certain changes in the fair value of the derivatives and other securities we use to hedge these features and changes in the fair value of the embedded derivatives reflected within Variable annuity products’ net derivative results; • Investment (gains) losses, which includes other-than-temporary impairments of securities, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; • Goodwill impairment, which includes a write-down of goodwill in first quarter of 2017; • Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other post retirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities and separation costs; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period, permanent differences due to goodwill impairment and the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use our prevailing corporate federal income tax rate of 21% in 2018 and 35% in 2017, while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. Pro Forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Pro Forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Pro Forma Non-GAAP Operating ROE by dividing Pro Forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings, excluding AOCI and NCI. We calculate Non-GAAP Operating ROC by segment by dividing operating earnings (loss) on a segment basis by average capital on a segment basis, excluding AOCI and NCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available for sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting CTE98 levels under most economic scenarios. CTE is a statistical measure of tail risk which quantifies the total asset requirement to sustain a loss if an event outside a given probability level has occurred. CTE98 denotes the financial resources a company would need to cover the average of the worst 2% of scenarios. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value Per Share, excluding AOCI We use the term “book value” to refer to “Total equity attributable to Holdings.” Book Value Per Share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding. Non-GAAP Operating Earnings Per Share Non-GAAP Operating Earnings Per Share is calculated by dividing Non-GAAP Operating Earnings by diluted weighted average common shares outstanding. 27

Reconciliation of Non-GAAP Measures (1/3) Three Months Ended Year Ended (in millions USD, unless otherwise indicated) 12/31/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 12/31/2017 12/31/2018 Net income (loss) attributable to Holdings Net income (loss) attributable to Holdings $ 483 $ 214 $ 164 $ (496) $ 1,938 $ 834 $ 1,820 Adjustments related to: Variable annuity product features (1) 369 176 249 1,403 (1,898) 1,107 (70) Investment gains (losses) 159 (102) 22 36 130 191 86 Goodwill impairment — — — — — 369 — Net actuarial gains (losses) related to pension and other postretirement benefit obligations 34 131 27 24 33 135 215 Other adjustments 58 91 88 51 69 119 299 Income tax (expense) benefits related to above adjustments (198) (55) (75) (409) 350 (644) (111) Non-recurring tax items 16 28 11 84 (118) (76) (73) Non-GAAP Operating earnings (loss) $ 921 $ 483 $ 486 $ 693 $ 504 $ 2,035 $ 2,166 Net income (loss) attributable to Holdings 0.86 0.38 0.29 (0.89) 3.57 1.49 3.27 Adjustments related to: Variable annuity product features (1) 0.66 0.31 0.44 2.50 (3.49) 1.97 (0.13) Investment gains (losses) 0.28 (0.18) 0.04 0.06 0.24 0.34 0.15 Goodwill impairment — — — — — 0.66 — Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.06 0.23 0.05 0.04 0.06 0.24 0.39 Other adjustments 0.10 0.16 0.16 0.10 0.13 0.22 0.54 Income tax (expense) benefit related to above adjustments (0.35) (0.10) (0.13) (0.73) 0.64 (1.15) (0.20) Non-recurring tax items 0.03 0.05 0.02 0.15 (0.22) (0.14) (0.13) Non-GAAP Operating earnings $ 1.64 $ 0.86 $ 0.87 $ 1.23 $ 0.93 $ 3.63 $ 3.89 Book Value per share Book Value per Share $ 23.92 $ 24.15 $ 23.82 $ 22.22 $ 26.22 $ 23.92 $ 26.22 Less: Per share impact of AOCI (0.20) (1.68) (2.34) (2.86) (2.64) (0.20) (2.64) Book value per share (ex. AOCI) $ 24.12 $ 25.83 $ 26.16 $ 25.08 $ 28.86 $ 24.12 $ 28.86 Notes: 561.0 561.0 561.0 561.1 560.3 561.0 560.8 (1) This reconciling item was previously referred to as “GMxB product features”, but is now referred to more broadly as “Variable annuity product features” to reflect the exclusion of embedded derivatives on our SCS product from non-GAAP Operating Earnings. 28

Reconciliation of Non-GAAP Measures (2/3)

(in millions USD, unless otherwise indicated)	Twelve Months Ended 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018
Net Income to Pro forma Net Income					
Net Income (loss), as reported	$ 1,257	$ 1,778	$ 1,331	$ 782	$ 2,154
Adjustments related to:					
Pro forma adjustments before income tax (1)	(154)	(181)	(115)	(75)	(34)
Income tax impact	(3)	(8)	(13)	(12)	(6)
Pro forma adjustments, net of income tax	(157)	(189)	(128)	(87)	(40)
Pro forma net income (loss)	1,100	1,589	1,203	695	2,114
Less: Pro forma net income (loss) attributable to the noncontrolling interest	(276)	(265)	(327)	(315)	(285)
Pro forma net income (loss) attributable to Holdings	$ 824	$ 1,324	$ 876	$ 380	$ 1,829
Pro forma Net Income to Pro forma Non-GAAP Operating Earnings					
Pro forma net income (loss) attributable to Holdings	$ 824	$ 1,324	$ 876	$ 380	$ 1,829
Adjustments related to:					
Variable annuity product features	1,113	1,013	1,307	2,201	(70)
Investment (gains) losses	192	65	92	116	86
Goodwill impairment	369	(2)	(2)	—	—
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	136	234	227	216	215
Other adjustments	115	230	293	284	299
Income tax (expense) benefits related to above adjustments	(651)	(605)	(461)	(662)	(111)
Non-recurring tax items	(76)	(49)	(37)	61	(73)
Pro forma Non-GAAP Operating Earnings	$ 2,022	$ 2,210	$ 2,295	$ 2,596	$ 2,175
Return on Equity Reconciliation					
Net income (loss) attributable to Holdings	$ 824	$ 1,324	$ 876	$ 380	$ 1,829
Average equity attributable to Holdings	$ 12,414	$ 12,932	$ 13,183	$ 13,186	$ 13,328
Return on Equity	6.6%	10.2%	6.6%	2.9%	13.7%
Pro forma Non-GAAP Operating Earnings	$ 2,022	$ 2,210	$ 2,295	$ 2,596	$ 2,175
Pro forma average equity attributable to Holdings excluding AOCI	$ 13,819	$ 13,585	$ 14,260	$ 14,352	$ 14,610
Pro forma Non-GAAP Return on Equity	14.6%	16.3%	16.1%	18.1%	14.9%
Pro forma Non-GAAP Operating Earnings excluding Q4 2017 non-recurring items (2)	$ 1,663	$ 1,851	$ 1,936	$ 2,237	$ 2,175
Pro forma average equity attributable to Holdings excluding AOCI	$ 13,819	$ 13,585	$ 14,260	$ 14,352	$ 14,610
Pro forma Non-GAAP ROE excluding Q4 2017 non-recurring items	12.0%	13.6%	13.6%	15.6%	14.9%

Notes:

(1) Pro Forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (1) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $3.8 billion of external debt and (4) the settlement of all outstanding financing balances with AXA.

(2) All Pro Forma average equity amounts are calculated based on a four-quarter rolling average except for the twelve months ended 12/31/17,which is calculated using an annual two-point average.

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Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	As of 12/31/2016	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018
Pro forma Equity Reconciliation - Quarter-end Balances								
Total equity attributable to Holdings	$ 11,406	$ 12,360	$ 12,401	$ 13,421	$ 13,547	$ 13,364	$ 12,411	$ 13,866
Pro forma adjustments (1)	1,080	(718)	892	702	3	—	—	—
Pro forma total equity attributable to Holdings	12,486	11,642	13,293	14,123	13,550	13,364	12,411	13,866
Less: Accumulated other comprehensive income (loss)	(921)	(333)	(345)	(108)	(946)	(1,310)	(1,595)	(1,396)
Pro forma total equity attributable to Holdings excluding AOCI	$ 13,407	$ 11,975	$ 13,638	$ 14,231	$ 14,496	$ 14,674	$ 14,006	$ 15,262
Pro forma Equity Reconciliation - Twelve Month Rolling Average (2)								
Total equity attributable to Holdings				$ 12,414	$ 12,932	$ 13,182	$ 13,186	$ 13,297
Pro forma adjustments (1)				891	220	399	176	1
Pro forma total equity attributable to Holdings				13,305	13,152	13,582	13,362	13,298
Less: Accumulated other comprehensive income (loss)				(514)	(433)	(677)	(990)	(1,312)
Pro forma total equity attributable to Holdings excluding AOCI				**$ 13,819**	**$ 13,585**	**$ 14,259**	**$ 14,352**	**$ 14,610**

Notes:

(1) Pro Forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (1) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (2) the transfer of certain U.S. property & casualty business held by AXA Equitable Holdings to AXA; (3) the issuance of $3.8 billion of external debt and (4) the settlement of all outstanding financing balances with AXA.

(2) All Pro Forma average equity amounts are calculated based on a four-quarter rolling average except for the twelve months ended 12/31/17,which is calculated using an annual two-point average.

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Reclassification of DAC Capitalization

(in millions USD, unless otherwise indicated)	Three Months Ended 12/31/2017	3/31/2018	6/30/2018	9/30/2018	12/31/2018	Year Ended 12/31/2017	12/31/2018
Individual Retirement							
Commissions and distribution related payments	$ (85)	$ (72)	$ (81)	$ (88)	$ —	$ (328)	$ —
Amortization of deferred policy acquisition costs,	96	87	101	107	—	401	—
Compensation and benefits, interest expense, and other operating costs and expenses	(11)	(15)	(20)	(19)	—	(73)	—
Net impact	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Group Retirement							
Commissions and distribution related payments	$ (9)	$ (14)	$ (14)	$ (14)	$ —	$ (55)	$ —
Amortization of deferred policy acquisition costs,	26	22	21	21	—	86	—
Compensation and benefits, interest expense, and other operating costs and expenses	(17)	(8)	(7)	(7)	—	(31)	—
Net impact	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Protection Solutions							
Commissions and distribution related payments	$ (36)	$ (34)	$ (36)	$ (36)	$ —	$ (140)	$ —
Amortization of deferred policy acquisition costs,	51	52	49	51	—	200	—
Compensation and benefits, interest expense, and other operating costs and expenses	(15)	(18)	(13)	(15)	—	(60)	—
Net impact	$ —	$ —	$ —	$ —	$ —	$ —	$ —
EQH Consolidated							
Commissions and distribution related payments	$ (130)	$ (120)	$ (131)	$ (138)	$ —	$ (523)	$ —
Amortization of deferred policy acquisition costs	173	161	171	179	—	687	—
Compensation and benefits, interest expense, and other operating costs and expenses	(43)	(41)	(40)	(41)	—	(164)	—
Net impact	$ —	$ —	$ —	$ —	$ —	$ —	$ —

Notes:

During the fourth quarter of 2018, we revised our presentation of the capitalization of deferred acquisition costs ("DAC") in the consolidated statements of income for all prior periods presented herein by netting the capitalized amounts within the applicable expense line items, such as Compensation and benefits, Commissions and distribution plan payments, and Other operating costs and expenses. Previously, the capitalized amounts were netted within the Amortization of deferred acquisition costs. There was no impact on Net income (loss) or Non-GAAP Operating earnings of this reclassification.

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Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our AXA Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Fixed Rate (Individual Retirement) - Pre-2011 GMxB products. FYP - First year premium and deposits. Gross premiums - FYP and Renewal premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn from existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Pre-tax return on assets - Calculated as segment pre-tax operating earnings. 32

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Autonomous Research	Erik Bass	1 (646) 561-6248
Bank of America Merrill Lynch	Ian Ryave	1 (646) 855-2926
Barclays	Jay Gelb	1 (212) 526-1561
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Deutsche Bank	Joshua Shanker	1 (212) 250-7127
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422
Wells Fargo Securities	Elyse Greenspan	1 (212) 214-8031

This list is provided for informational purposes only. AXA Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**12/17/2018**	**12/11/2018**	**9/18/2018**
Financial Strength Ratings:			
AXA Equitable Life	A	A+	A2
MLOA	A	A+	A2
Credit Ratings:			
AXA Equitable Holdings	bbb+	BBB+	Baa2
Alliance Bernstein (1)	—	A/Stable/A-1	A2

Investor and Media Contacts

Contact Investor Relations

Kevin Molloy
(212) 314-2476

Priya Mehrotra
(212) 314-2466

Dan Woodrow
(212) 314-2036

IR@axa-equitable.com
ir.axaequitableholdings.com

Contact Media Relations

Gina Tyler
(212) 314-2010
MediaRelations@axa-equitable.com
www.axaequitableholdings.com

Notes:

(1) Last review dates: S&P as of 11/9/2018, Moody's as of 10/05/2018.

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